NUMBER

ACCENTIA

BIOPHARMACEUTICALS

SHARES

INCORPORATED UNDER THE LAWS

OF THE STATE OF FLORIDA

ACCENTIA BIOPHARMACEUTICALS, INC.

CUSIP 00430L 10 3

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS

CERTIFIES

that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $.001 PER SHARE, OF

ACCENTIA BIOPHARMACEUTICALS, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Florida, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960

SECRETARY

ACCENTIA BIOPHARMACEUTICALS, INC.

CORPORATE

SEAL

2002

FLORIDA

PRESIDENT AND CEO

COUNTERSIGNED AND REGISTERED:

WACHOVIA BANK, N.A.

(Charlotte, NC)

BY

TRANSFER AGENT

AND REGISTRAR

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY

711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401

(931) 388-3003

SALES: R. JOHNS 212-269-0339 X 13

/ ETHER 19 / LIVE JOBS / A / ACCENTIA / 19527 FACE

PRODUCTION COORDINATOR: MIKE PETERS: 931-490-1714

PROOF OF MAY 19, 2005

ACCENTIA BIOPHARMACEUTICALS, INC.

TSB 19527 FACE

OPERATOR: TERESA/Ron

REV. 3

COLORS SELECTED FOR PRINTING: Logo prints in PMS 648 and 159. Intaglio prints in SC-7 dark blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product.

However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– Custodian

(Cust) (Minor)

under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH

MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY

711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003 SALES: R. JOHNS 212-269-0339 X 13

/ ETHER 19 / LIVE JOBS / A / ACCENTIA / 19527 BACK

PRODUCTION COORDINATOR: MIKE PETERS: 931-490-1714

PROOF OF APRIL 19, 2005 ACCENTIA BIOPHARMACEUTICALS, INC.

TSB 19527 BACK

OPERATOR: TERESA

NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF